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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2000

                               TMP WORLDWIDE INC.

               (Exact name of issuer as specified in its charter)

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
                 DELAWARE                    0-21571                13-3906555
       (State or other jurisdiction        (Commission            (IRS Employer
             of incorporation)             File Number)        Identification No.)
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                                622 THIRD AVENUE
                               New York, NY 10017
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 351-7000

                                      NONE

                (Former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

    BUSINESS OUTLOOK

    TMP Worldwide Inc. (the "Company") reaffirms its business outlook as provided in the Company's press release for the third quarter ended September 30, 2000 and the 8-K filed with the Securities and Exchange Commission on November 13, 2000 and that its market leading portfolio of on-line and off-line services, combined with its geographic diversification continue to position the Company strongly for the fourth quarter of 2000 and for the total year 2001. The Company reiterates its Interactive and total Company commissions & fees growth guidance for these periods which was based on the Company's Form 10-Q financial statements for the nine months ended September 30, 2000 and all acquisitions completed through November 7, 2000, including Jobtrak Corporation.

    Furthermore, reflecting the effects of acquisitions made after November 7, 2000 through December 8, 2000, primarily in the Selection & Temporary Contracting segment, including People.com Consultants, Inc. and SPEC Group Holdings, Inc., the Company is now comfortable with an increase in fourth quarter 2000 diluted adjusted earnings per share estimates to $0.31, which is up from the previously disclosed $0.30. In addition, the Company is also comfortable with an increase in annual diluted adjusted earnings per share estimates for the total year 2001 in the range of $1.38 to $1.42, which is up from the previously disclosed range of $1.36 to $1.40 per share. Considering the seasonal nature of our businesses, the estimated diluted adjusted earnings per share by quarter for 2001 will now range between $0.14 to $0.15 for the first quarter ending March 31; $0.30 to $0.31 for the second quarter ending June 30; $0.46 to $0.47 for the third quarter ending September 30, which is up from the previously disclosed range of $0.45 to $0.46; and $0.48 to $0.49 for the fourth quarter ending December 31 of 2001, which is up from the previously disclosed range of $0.47 to $0.48.

    FORWARD LOOKING STATEMENTS DISCLOSURE

    The statements above are based on current expectations. These statements are forward-looking and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations completed after December 8, 2000. These statements also exclude merger and integration expenses and restructuring costs incurred in connection with companies acquired using the poolings of interests method of accounting. Note that quarterly results are anticipated to reflect the seasonal nature of our businesses.

    By including any information in this Current Report on Form 8-K, the Company does not necessarily acknowledge that the information is material.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       TMP WORLDWIDE INC. (Registrant)

                                                       By:  /s/ BART CATALANE
                                                            -----------------------------------------
                                                            Bart Catalane
                                                            Chief Financial Officer
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Dated: December 14, 2000

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